BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2017
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

4.  BUSINESS COMBINATIONS

Acquisition of franchisee service stations

In order to consolidate and optimize the Group’s delivery capacity in certain geographic areas in the PRC, the Group acquired 6 franchisee service stations in 2016. There were no acquisitions in 2017. The Group accounted for these acquisitions as business combinations. Total consideration for the 2016 acquisitions amounted to RMB7,639, none of which were attributable to any pre-existing relationships with the acquired franchisee service stations. The fair value of the assets acquired were insignificant. Therefore, the total consideration was allocated to goodwill, which represents the expected synergies from consolidating the franchisee service stations into the Group’s delivery network. Goodwill associated with these acquisitions are not tax deductible.

Cash consideration of RMB11,368 was not paid as of December 31, 2016, and has been recorded in accrued expenses and other liabilities (Note 13). The amounts disclosed in the accompanying consolidated statements of cash flows include balances related to acquisitions that occurred in prior periods. The actual results of operations after the acquisition date and pro-forma results of operations for these acquisitions have not been presented because the effects of those acquisitions were insignificant.

Acquisition of Wowo

On May 4, 2017, the Group acquired a 62.5% and 79.17% equity interest in Wowo and Chengdu Yidanshi Food Co. Ltd (“YDS”), respectively. The acquisitions were accounted for as a single business combination as they are considered linked transactions given the acquisition agreements were entered into at or around the same time with the same counterparties. Wowo operates convenience stores that are supported by certain services provided by YDS, which is not considered a principal part of the business. The Group acquired Wowo in order to accumulate first-hand experience and know-how in convenience store operation for a total cash consideration RMB208,377(US$32,027).

Goodwill recognized represents the expected synergies from integrating the Wowo and YDS operations with the existing Store+ services and is not tax deductible. The purchase price allocation for the acquisitions was based on a valuation determined by the Group with the assistance of an independent third party valuation firm. The following table summarizes the fair values of the assets acquired and liabilities assumed at the date of acquisition.

	RMB	USD
Consideration:
Cash	208,377	32,027
Less:
Cash	2,737	421
Inventories	53,003	8,146
Other current assets	162,220	24,933
Brand name	116,600	17,921
Other non-current assets	28,419	4,368
Short-term bank loans	(3,500)	(538)
Other current liabilities	(152,882)	(23,498)
Other non-current liabilities	(57,509)	(8,839)
Deferred tax liabilities	(30,264)	(4,651)
Non controlling interests	(91,623)	(14,082)

Goodwill	181,176	27,846

The non-controlling interests on acquisition date was measured by applying the equity percentage held by minority shareholders and a discount for lack of control premium to the fair value of the acquired business of Wowo and YDS, which was determined using an income approach. The significant inputs were revenue growth rates, gross margin rates, gross margin ratios, weighted-average cost of capital, and terminal growth rates. Identifiable intangible assets acquired include Wowo’s brand name, which was valued using a relief from royalty approach and has an estimated remaining useful life of approximately 20 years.

On August 14, 2017, the Group acquired the remaining non-controlling interest of Wowo resulting in the Group becoming the sole shareholder of Wowo for a total cash consideration of RMB90,778 (US$13,952), which represented the carrying amount of the non-controlling interest on the acquisition date. The acquisition of the non-controlling interest by the Group was accounted for as an equity transaction. The non-controlling interests balance as at December 31, 2017 of RMB678 (US$104) is attributable to the the minority shareholders of YDS.

The information of pro forma revenue and net loss for the year ended December 31, 2016 is not available and the cost to develop it would be excessive. The unaudited pro forma information for the year ended December 31, 2017 set forth below gives effect to the acquisition as if it had occurred at the beginning of the period. The pro forma results have been calculated after applying the Company’s accounting policies and including adjustments primarily related to the amortization of acquired intangible assets, and income tax effects, as applicable. The pro forma information does not include any impact of transaction synergies and is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been occurred had the acquisition been consummated as of that time or that may result in the future:

	Year ended December 31, 2017
	Pro forma (unaudited)	As reported	As reported
	RMB	RMB	US$
Revenue	20,167,825	19,989,562	3,072,339
Net loss	(1,228,161)	(1,228,060)	(188,749)

Acquisition of Total Reliance LLC (“TR”)

On October 12, 2017, the Group acquired a 100% equity interest in TR in order to expand its cross-border logistic coordination services operation for a total cash consideration of RMB32,669 (US$5,021). The acquisition was accounted for as a business combination. Goodwill recognized represents the expected synergies from integrating the TR operations with its existing global logistic coordination services operation and is not tax deductible. The purchase price allocation for the acquisition is based on a valuation determined by the Group.

Identifiable intangible assets acquired include TR’s customer relationships of RMB10,402 (US$1,599) and the goodwill associated with the acquisition of RMB20,205 (US$3,105) (Note 11), which is not tax deductible. The selling shareholders of TR are also entitled to contingent payments of up to US$5,000 if (i) certain financial performance targets are met in fiscal years 2018 and 2019; and (ii) the original TR founders remain employees of the Group for the same periods.  Nil compensation expense was recognized for the year ended December 31, 2017.

The actual results of operation after the acquisition date and pro-forma results of operations for this acquisition have not been presented because the effects of this acquisition were insignificant.